UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2025

SENTIENT BRANDS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

 (Former Name of Registrant)

Nevada	001-34861	86-3765910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

110 East 59th Str. 22nd Floor

New York, New York 10022

(Address of principal executive offices) (zip code)

646-202-2897

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K reports

(i) the Changes in Registrant’s Certifying Accountant;

(ii) execution of the Addenda to the Share Exchange Agreements for AIG-F&B, Inc.(NV), Aqua Emergency, Inc. (NV), and Wyoming Bears, Inc. (NV) for the acquisition of the non-controlling minority interests and the migration to the drop-ship model with the purpose of cost and logistics optimization, and streamlining of the audit process and strengthening assets and liability protections and consolidation for the taxation purposes;

(iii) migration to project-based Compensatory Arrangements of Certain Officers and Vendors to cut costs and further align with the interests of the shareholders;

(iv) preparation for a potential equity credit line with an initial capacity of $250,000, expandable up to $1,500,000;

(v) authorization to prepare for a potential uplisting to the OTCQB Venture Market;

(vi) approval to migrate the Company’s principal office to the State of Wyoming and to reincorporate certain subsidiaries in Wyoming;

(vii) authorization to open new operating and escrow bank accounts with designated authorized signatories; and

(viii) approval to engage an independent special advisor to assess audit processes and corporate governance.

Item 1.02 Entry Into A Material Definitive Agreement

On December 31, 2025, the Company approved and authorized the execution of addenda to existing Share Exchange Agreements and related Drop-Ship Manufacturing Agreements for certain subsidiaries, including Aqua Emergency, Inc., AIG-F&B, Inc., and Wyoming Bears, Inc. These agreements are intended to transition the Company and its subsidiaries to wholly-owned subsidiaries and to the drop-ship manufacturing and fulfillment model, eliminate physical inventory from subsidiary balance sheets, reduce audit complexity, and improve operating efficiency.

The agreements provide for the transfer of inventory at book value to affiliated manufacturing entities, with such value recorded as prepaid manufacturing and fulfillment deposits to be applied against future services. The Company believes this structure is consistent with GAAP and PCAOB audit requirements.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, copies of which will be filed as exhibits to a subsequent periodic report.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 31, 2025, the Board of Directors of Sentient Brands Holdings, Inc. (the “Company”) approved the engagement of Cathedral CPAs & Advisors LLP (“Cathedral”) as the Company’s new independent registered public accounting firm. Cathedral was engaged on January 6th, 2026 to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2025 and to perform quarterly reviews for fiscal year 2026 in accordance with the standards of the Public Company Accounting Oversight Board (United States).

The engagement was approved by the Company’s Board of Directors. The Company, at the same time, dismissed its former independent registered public accounting firm Victor Mokuolu, CPA PLLC. The former auditor did not resign due to any disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the Company’s two most recent fiscal years and through the date of dismissal, there were no disagreements with the former auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the former auditor’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in its reports.

The Company has requested the former auditor’s letter as per item 305(a)(3) of Regulation S-K and authorized the former auditor to respond fully to the inquiries of the successor auditor.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2025, the Board of Directors approved a revised executive and consultant compensation framework under which compensation is structured exclusively on a project-based and performance-based model. Under this framework, no executive, director, or consultant is entitled to a fixed salary or monthly draw. All compensation arrangements require prior Board approval and must be supported by documented deliverables and performance criteria.

Item 8.01 Other Events.

On December 31, 2025, the Board of Directors approved additional corporate actions, including: (i) preparation for a potential equity credit line with an initial capacity of $250,000, expandable up to $1,500,000; (ii) authorization to prepare for a potential uplisting to the OTCQB Venture Market, subject to satisfaction of applicable requirements; (iii) approval to migrate the Company’s principal office to the State of Wyoming and to reincorporate certain subsidiaries in Wyoming; (iv) authorization to open new operating and escrow bank accounts with designated authorized signatories; and (v) approval to engage an independent special advisor to assess audit processes and corporate governance. (v) set effective date for the Wyoming Bears, Inc. (NV) Share Exchange Agreement as January 1st, 2026.

These actions are intended to strengthen corporate governance, maintain regulatory compliance, improve audit efficiency, and support the Company’s strategic financing objectives.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws. These statements involve risks and uncertainties and are based on current expectations, estimates, and projections about the Company’s business and industry, management’s beliefs, and certain assumptions made by management. Forward-looking statements are not guarantees of future performance, and actual results may differ materially. Factors that could cause or contribute to such differences include, without limitation, risks associated with the integration of acquired assets, market acceptance of products, supply chain challenges, and general business conditions. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect future events or circumstances.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.20	Board of Directors Resolution dated December 31, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTIENT BRANDS HOLDINGS INC.

Date: January 09, 2026	By:	/s/ George Furlan
George Furlan
Chief Executive Officer